Source Capital, Inc. Announces Intent to Not Move Forward with Proposed Rights Offering

Thursday, September 12, 2019

Los Angeles, CA: The Board of Directors (the “Board”) of Source Capital, Inc. (NYSE: SOR) (the “Fund”), based on the recommendations and presentations of First Pacific Advisors, LP (“FPA”), the Fund’s investment adviser (the “Adviser”), and others, and taking into consideration current market conditions and feedback received by the Adviser from certain Fund stockholders, has determined that it is in the best interests of the Fund and its common stockholders to not move forward with the issuance of transferable rights (“Rights”) at this time. Accordingly, Rights will not be distributed to common stockholders on September 19, 2019.

In conversations with the Adviser, certain Fund stockholders were supportive of the Adviser’s intention to make new investments focused on private credit and higher yielding instruments and that such investments are well-suited for the Fund’s closed-end structure, but expressed a desire for different terms of subscription rights. The Fund evaluated modifying the terms of this offer but was unable given current market conditions. The Fund intends to reevaluate the timing and terms of a rights offering and may revisit conducting one in the future.

The Adviser is evaluating the extent to which a portion of the Fund’s existing assets may be repositioned in the direction of private credit and other higher yielding instruments and in the future intends to consider the implementation of certain enhancements, in consultation with the Board, intended to maximize shareholder value. These enhancements may include, but are not limited to, increasing the frequency of the Fund’s distributions, the level and consistency of such distributions, expanding the Fund’s investment flexibility, and increasing the Fund’s visibility in the market. Some of these enhancements may require a shareholder vote.

There is no assurance that the Fund will be able to or will implement any or all of these enhancements.

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This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The Fund’s prospectus contains additional information about the Fund and should be read carefully before investing.

For more information, please contact FPA.

Ryan Leggio, Partner

First Pacific Advisors, LP

(310) 996-5484

Website: https://fpa.com/funds/overview/source-capital